SUPPLEMENT TO:

Calvert Variable Series, Inc. (CVS) Calvert Social Balanced Portfolio

Statement of Additional Information dated:  April 30, 2004

Date of Supplement: July 12, 2004

Replace the second paragraph under "Subadvisors" on page 21 of the SAI with the following:

Calvert has retained Brown Capital Management, Inc. ("BCM") as Subadvisor for Social Mid Cap Growth. BCM is controlled by Eddie C. Brown. It receives a subadvisory fee, paid by the Advisor, of 0.25% of the Portfolio's average daily net assets.

Calvert has retained New Amsterdam Partners LLC ("New Amsterdam") as Subadvisor for Social Balanced.  New Amsterdam is controlled by Michelle Clayman, CFA.  New Amsterdamreceives a subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for Balanced Portfolio.

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